SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON,  D.C.


                                   FORM 8-K




                                 CURRENT REPORT

                       Pursuant to Section 13 of 15 (d) of the
                           Securities Exchange Act of 1934


                                 BINGOGOLD COM, INC.
                        Exact name of Registrant as Specified
                                in its Charter

               Nevada                                 88-0542172
        (State of Incorporation                      (IRS Employer
        or Organization)                              Number)

                           543 Granville Street, Suite 303
                               Vancouver, BC  V6C 1XB
                  (Address of Registrant's principal executive offices and principal place of business)

Shawn F. Hackman, Esq., 3360 West Sahara Ave., Suite 200, Las Vegas, NV 89102; (702) 732-2253. Fax: (702) 940-4006.
(Name, address, and telephone number of agent of service)

Item 1 CHANGES IN CONTROL OF REGISTRANT

                           PROPOSED MERGER WITH GAMEWEAVER

On November 5, 1999, the Company entered into the Merger Acquisition
Agreement with GAMEWEAVER. Pursuant to the Agreement, upon consummation of the Merger Acquisition, GAMEWEAVER will become a wholly-owned subsidiary of the Company.

Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of the GAMEWEAVER Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive, and will be exchangeable for one (1)share of the Company's Common Stock. Based on 7,666,667 shares of GAMEWEAVER common stock outstanding at September 24, 1999 the Company will issue 7,666,667 shares of its authorized but unissued stock in the Merger which will represent 68% of the total shares of Common Stock to be outstanding immediately following the Merger.

Consummation of the Merger is subject to the satisfaction of a number of conditions, including the approval of the Merger by the shareholders of GAMEWEAVER and the Company. In connection with the execution of the Merger Agreement, holders of GAMEWEAVER common stock owning in excess of 51% of GAMEWEAVER's outstanding common stock entered into an agreement to vote their shares in favor of the Merger. On the same date, shareholders of the Company holding in excess of 51% of the Company's common stock entered into a voting agreement to vote their shares in favor of the Merger.

The Company believes that the Merger will create a combined entity that should help the Company achieve the strategic goals which it has established.

ITEM 2


The Company objective is to become a leading provider of online direct marketing and loyalty programs, establishing a niche, providing high quality entertainment in the form of unique games and gaming to create site loyalty, coupled with a point system to enhance the loyalty of the sites, reinforcing visitors to return to the site. The Company's strategy is to acquire and/or license additional unique games to enhance the uniqueness and quality of this entertainment and content of the sites while integrating targeted email; and web-based direct marketing offers with online loyalty programs to create valuable benefits for both our consumer members and our business partners. Using this strategy provides the consumers the opportunity to earn rewards by playing, participating and responding to online offers and providing business with online customer acquisition and retention tools.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS AQUIRED.  The ..








	GAMEWEAVER, INC.
	(A Wholly Owned Subsidiary of Gameweaver.com, Inc.)
	(A Development Stage Company)

	-:-

	INDEPENDENT AUDITOR'S REPORT
	DECEMBER 31, 1999



CONTENTS                                           Page

Independent Auditor's Report	                      F - 1

 Balance Sheets
  December 31, 1999 	                              F - 2

 Statements of Operations for the
  Period November 3, 1999 (inception)
  to December 31, 1999	                            F - 3

 Statement of Stockholders' Equity for the
  Period November 3, 1999 (inception) to
  December 31, 1999                               	F - 4

 Statements of Cash Flows for the
  Period November 3, 1999 (inception) to
  December 31, 1999	                               F - 5

Notes to  Financial Statements	                    F - 6







INDEPENDENT AUDITOR'S REPORT


GAMEWEAVER, INC.
(A Wholly Owned Subsidiary or Gameweaver.com, Inc.)
(A Development Stage Company)


We have audited the accompanying balance sheet of Gameweaver, Inc. (A Wholly Owned Subsidiary or Gameweaver.com, Inc.) (a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period November 3, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gameweaver, Inc. (A Wholly Owned Subsidiary or Gameweaver.com, Inc.) (a development stage company) as of December 31, 1999, and the results of its operations and its cash flows for the period November 3, 1999 (inception) to December 31,
1999 in conformity with generally accepted accounting principles.

Respectfully submitted




Certified Public Accountants

Salt Lake City, Utah
January 17, 2000
<TABLE.
GAMEWEAVER, INC.
(A Wholly Owned Subsidiary or Gameweaver.com, Inc.)
(A Development Stage Company)
[CAPTION]

BALANCE SHEETS

[S]                                  [C]

                                      December 31,1999

Assets:

  Cash                                $5,000
  Other Assets                       300,000
      Total Assets                  $305,000






Liabilities:                     $         -






Stockholders' Equity:

  Common Stock, $.001 Par value
    Authorized 25,000,000 shares,
    Issued 5,000,000 shares at
    December 31, 1999                    5,000
  Additional Paid in Capital           300,585
  Deficit Accumulated During the
    Development Stage                    (585)


     Total Stockholders' Equity        305,000

     Total Liabilities and
       Stockholders' Equity           $305,000
[/TABLE]


The accompanying notes are an integral part of these financial statements.


GAMEWEAVER, INC.
(A Wholly Owned Subsidiary or Gameweaver.com, Inc.)
(A Development Stage Company)

 STATEMENTS OF OPERATIONS


                                     For the Period     Cumulative
                                     November 3,        since
                                     1999               inception
                                     (inception) to     of
                                     December 31,       development
                                     1999               stage

Revenues:                             $   -              $    -

General and Administrative Expenses      585                 585
Research and Development Expenses         -                   -


Expenses:                                585                 585

     Net Loss                          $(585)              $(585)


Basic & Diluted loss per share         $  -


The accompanying notes are an integral part of these financial statements.





GAMEWEAVER, INC.
(A Wholly Owned Subsidiary or Gameweaver.com, Inc.)
(A Development Stage Company)
 STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD NOVEMBER 3, 1999 (INCEPTION TO DECEMBER 31, 1999



                                                                Deficit
                                                                Accumulated
                                                    Additional  During
                    Preferred Stock  Common Stock   Paid in     Development
                   Shares    Amount  Shares Amount  Capital     Stage

Balance at November 3,

1999 (inception)     -        $ -       -     $-      $ -        $ -

November 3, 1999
Issuance of Stock
to Officer for start
up and incorporation
costs, and Software  -        -    5,000,000   5,000   300,585      -

Net Loss             -        -       -          -       -         (585)


Balance at
December 31, 1999    -      $ -    5,000,000   $5,000  $300,585   $(585)


The accompanying notes are an integral part of these financial statements.

GAMEWEAVER, INC.
(A Wholly Owned Subsidiary or Gameweaver.com, Inc.)
(A Development Stage Company)
 STATEMENTS OF CASH FLOWS


                                            For the Period   Cumulative
                                            November 3,      Since
                                            1999             Inception
                                            (Inception) to   of
                                            December 31,     Development
                                            1999             Stage


CASH FLOWS FROM OPERATING
ACTIVITIES:

Net Loss                                         $(585)       $(585)

Common Stock issued for Research & Development      -             -
  Net Cash Used in operating activities           (585)        (585)


CASH FLOWS FROM INVESTING
ACTIVITIES:

Net cash provided by  investing activities          -             -


CASH FLOWS FROM FINANCING
ACTIVITIES:

Proceeds from issuance of common stock           5,585          5,585
                                                 -----          -----
Net Cash Provided by Financing Activities        5,585          5,585
                                                 -----          -----
Net (Decrease) Increase in
  Cash and Cash Equivalents                      5,000          5,000
Cash and Cash Equivalents
  at Beginning of Period                            -              -
                                                 -----          -----
Cash and Cash Equivalents
  at End of Period                              $5,000         $5,000
                                                ======         ======



SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
  Interest                                       $  -           $   -
  Franchise and income taxes                      $85            $85


SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES:

Common Stock exchanged for other assets         $300,000        $300,000


The accompanying notes are an integral part of these financial statements.





GAMEWEAVER, INC.
(A Wholly Owned Subsidiary or Gameweaver.com, Inc.)
(A Development Stage Company)
NOTES TO  FINANCIAL STATEMENTS
FOR THE PERIOD NOVEMBER 3, 1999 (INCEPTION TO DECEMBER 31, 1999

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of accounting policies for Gameweaver, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

The Company was incorporated under the laws of the State of Nevada on November 3, 1999. On November 5, 1999 the Company became a wholly owned subsidiary of Gameweaver.com, Inc. (a Nevada corporation). The Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

The company has no products or services as of December 31, 1999. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.





GAMEWEAVER, INC.
(A Wholly Owned Subsidiary or Gameweaver.com, Inc.)
(A Development Stage Company)
NOTES TO  FINANCIAL STATEMENTS
FOR THE PERIOD NOVEMBER 3, 1999 (INCEPTION TO DECEMBER 31, 1999
(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                      Per-Share
                             Income       Shares      Amount
                           (Numerator)  (Denominator)

                      For the Period November 3, 1999 (inception) to
                                    December 31, 1999


Basic Loss per Share
  Loss to common shareholders  $(585)    5,000,000     $  -

The effect of outstanding common stock equivalents would be anti-dilutive for December 31, 1999 and are thus not considered.


NOTE 2 - INCOME TAXES

As of December 31, 1999, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $500 that may be offset against future taxable income through 2019. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused.

 Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.


GAMEWEAVER, INC.
(A Wholly Owned Subsidiary or Gameweaver.com, Inc.)
(A Development Stage Company)
NOTES TO  FINANCIAL STATEMENTS
FOR THE PERIOD NOVEMBER 3, 1999 (INCEPTION TO DECEMBER 31, 1999
(Continued)


NOTE 4 - COMMITMENTS

As of December 31, 1999 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - OTHER ASSETS

Other assets consist of all rights both tangible and intangible of the domain name gameweaver.com and structural design of the software and concepts to be implemented.

F - 1


                                  SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  BINGOGOLD COM, INC.



Dated:  11th of May, 2000         By:/s/
                                     Richard Wilk, President